CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    CONTRACT



CONTRACT NO.:                       UTA-BJ-9902006

PRE-DATE:                           1999-02-12

CONCLUDED IN:                       Baoding City, Hebei Province




THE BUYER:                                           THE SELLER:


Baoding Telecom Burea, Hebei                         UT STARCOM (CHINA) LTD.
Baoding City, Hebei Province

Tel:  (0312) 3061816                                 Tel:  (010)-65542030
Fax: (0315) 3060000                                  Fax: (010)-65512058




TAX Register No.:                   110108734116590

Bank Where Account                  [*]
Opened & A/C Number:



         This contract is made between the BUYER and the SELLER, whereby the BUYER agrees to buy and the SELLER agrees to sell the under-mentioned commodities and services according to the terms and conditions as stipulated hereafter:

         1.       TOTAL CONTRACT PRICE: [*]

         2.       COMMODITIES, SERVICES, SPECIFICATIONS, QUANTITY AND PRICES:

         3.       COUNTRY OF ORIGIN AND MANUFACTURER'S NAME:

                  UT Starcom (China), Inc.

         4.       DATE OF SHIPMENT:

                  4/10/1999


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         5.       PLACE OF SHIPMENT:

                  Hangzhou, ZheJiang Province

         6.       PLACE OF DESTINATION:

                  Baoding Telecom Breau, Hebei Province

         7.       PACKING:

         The goods shall be packed in new strong case(s) / carton(s) suitable for long distance transportation and well protected against dampness, moisture, shock, and rust. The SELLERS shall be liable for any damage to the goods on account of improper packing and for any rust damage attributable to inadequate or improper protective measures taken by the SELLERS.

         8. SHIPPING MARK:

         On the surface of each package, the package number, measurements, gross weight, the lifting positions, such cautions as "DO NOT STACK UP SIDE DOWN", "HANDLE WITH CARE", "KEEP AWAY FROM MOISTURE" and the following shipping mark shall be stenciled legibly in faceless paint:

         9.       TRANSPORTATION:

         10.      PAYMENT CONDITIONS:

                  10.1     General

                           All payments by the BUYER to the SELLER shall be
                  effected in RMB (the exchange rate of which is determined as the foreign currency middle price offered by the People's Bank of China on the same day of transfer) by telegraphic transfer to the Fu Hua Branch of Zhong Xin Bank of China, account number is [*].

                  10.2     Equipment & Paying

                           (1)      [*]

                                    [*]                             [*]

                           (2)      [*]

                                    [*]                             [*]

                           (3)      [*]

                                    [*]                             [*]

                           (4)      [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                    [*]                              [*]

                           (5)      [*]

                                    [*]                              [*]

                  10.3 In the event that a payment required by 10.2 isn't made by the BUYER within the time period specified, the BUYER shall pay to the SELLER, in addition to the amount owed, a late payment fee of [*] of the amount owed per week or part thereof for each week the payment is delayed. The total amount of penalty shall not, however, exceed [*] of the total value of the goods.

         11.      WARRANTY:

         The SELLER warrants items supplied hereunder to be free from defects in workmanship and material. The SELLER'S warranty for Equipment and Material will commence upon delivery of the goods and will continue for a period of [*]. During the Warranty period the SELLER will, at its option, either repair or replace items not conforming to the above warranty. If the BUYER determines that any items should be returned, the SELLER shall bear transportation charges for items returned to the SELLER in the PRC and return of the repaired or replaced items to the installation site.

         12.      INSPECTION AND CLAIMS:

                  12.1 Within seven (7) days after the arrival of the goods at the place of destination, the packages shall be opened by the BUYERS in the presence of the SELLER, shall be checked and signed jointly by the representatives of the BUYER and SELLER.

                  12.2 In case of missing parts or damage due to the SELLER'S faulty packing, the BUYER shall make a detailed record on the site, the representatives of the BUYER and SELLER shall make and sign a protocol. Such certificate or protocol may be utilized as proper evidence for replacement of missed or damaged parts. Replacement of missing parts or repair of damaged parts shall be completed in accordance with the provisions of Article 11, Warranty.

         13.      FORCE MAJEURE:

         The SELLER shall not be liable for any loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control including, but not limited to the laws, regulations, acts or failure to act of any governmental authority. If performance under this contract is prevented for two (2) months or longer by any of the foregoing causes, SELLER or BUYER shall have the right to terminate this Contract by giving written notice to the other party.

         14.      LATE DELIVERY AND PENALTY:

         In case of delayed shipment, except for force majeure, the SELLER shall pay to the BUYER for every week of delay a penalty amounting to [*] of the total value of the goods whose shipment has been delayed. Any fractional part of a week is to be considered as a full week. The total amount

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       -3-
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of penalty shall not, however, exceed [*] of the total value of the goods involved in late shipment and is to be deducted from the amount due at the time of payment. In case the period of delay exceeds 10 weeks after the stipulated shipment date the BUYER has the right to terminate this Contract but the SELLERS shall still be liable for payment of the penalty, if applicable.

         15.      CONFIDENTIALITY, USE OF INFORMATION AND EXPORT CONTROL:

                  15.1 All documentation, technical information, business information and all software and related documentation (all herein after designated as "Information") which SELLER has furnished and which is indicated as being confidential or proprietary shall remain SELLER'S property, SELLER grants BUYER the right to use such Information subject to the following conditions:

                           15.1.1   Such Information shall be treated in
confidence (except for any part thereof which is known to the BUYER to be free of any obligation to keep in confidence) and used by the BUYER only to the extent necessary to use, operate and repair the Equipment and Material.

                  15.2 BUYER agrees that it will not transmit any product furnished here under to any third party, without the consent of the SELLER.

                  15.3 The obligations of the parties under this article shall survive any expiration or termination of this Contract.

         16.      ARBITRATION:

         Both Parties shall strictly execute the contract in accordance with the relevant laws and regulations of P.R.C. All disputes in connection with the execution of the contract hereof shall be settled through mutual understanding and friendly negotiation. In case no settlement can be reached through negotiations, either party can apply to the appropriate organization for arbitration or mediation. The arbitration fee shall be borne by the losing party.

         17.      LIMITATION OF LIABILITY:

                  17.1 In the event of any breach of this Contract by SELLER, or of any loss or injury to the BUYER arising out of this Contract for which the SELLER is liable to the BUYER, the SELLER'S total cumulative liability for all such breaches, losses, and injuries shall be the lesser of:

                           17.1.1   The actual value of the injury or loss to
the BUYER.

                           17.1.2   The total payments made to the SELLER.

         18.      VALIDITY, TERMINATION OF THE CONTRACT AND MISCELLANEOUS:

                  18.1 This Contract will come into force after being sealed by both parties and signed by the representatives of both parties.


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                  18.2     This Contract will be terminated after both parties
have fulfilled their respective duties and obligations.

                  18.3 This Contract may be amended only by an instrument in writing signed and sealed by the duly authorized representative of each party.

                  18.4 During implementation of this Contract, all notices between the parties shall be by certified mail, telex or facsimile.

         19.      REMARKS:

         This Contract is made in two original copies, one copy to be held by each party.

         20.

         21.      NOTES:




THE BUYER:                                           THE SELLER:

(Signature)                                          (Signature)

Baoding Telecom Breau,                               UT STARCOM (CHINA) LTD.
Hebei Province


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